As filed with the Securities and Exchange Commission on June 3, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2011

Date of reporting period:  03/31/2011

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

SEMI-ANNUAL REPORT
Dated March 31, 2011

May 15, 2011

Dear Shareholders,

We are pleased to present the Semi-Annual report of Concorde Funds, Inc. for the six month period ending March 31, 2011.

Concorde Value Fund
Concorde Value Fund, managed by Concorde Investment Management, produced a total return of 15.96% during the first half of the fiscal year ending September 30, 2011. The performance was a continuation of the recovery from the equity markets downturn in late 2008 and early 2009 during the global economic crisis during which most asset classes, including publicly traded equity securities, fell to overly pessimistic valuations relative to longer term prospects for performance.

	Six Months Ended	Annualized	Annualized	Annualized
	03/31/2011	1 Year Ending	5 Years Ending	10 Years Ending
	(Unaudited)	03/31/2011	03/31/2011	03/31/2011
Concorde Value Fund	15.96%	14.99%	-1.60%	1.91%
Russell 3000 Value Total Return	18.09%	15.60%	1.43%	4.87%
S&P 500	17.31%	15.65%	2.62%	3.29%
Russell 2000	25.48%	25.79%	3.35%	7.87%
Lipper Multi-Cap Value	18.54%	15.37%	1.27%	4.53%
Wilshire 4500	24.36%	26.22%	5.11%	8.82%
NASDAQ	17.32%	15.86%	4.08%	4.44%

The first half of the fiscal year saw a rise in the markets as underlying companies continued to generate strong earnings and the economy and businesses in general exhibited growth. The monthly performance was positive except for November 2010 and continued to be in sectors of the market most damaged during the downturn and smaller capitalization stocks.

The divergence in net performance of the Fund and the benchmark S&P500 Total Return Index for the period can be attributed to the following.  The average cash and bond holdings for the fund of approximately 5% impacted return negatively during this positive equity time frame.  In addition, underweighting in the following sectors impacted performance negatively:  financial services, media and hardware.  Also, modest underperformance in the consumer goods, healthcare services and software areas, despite close to benchmark weightings, were a slight performance drag.  Outperformance or overweighting in the business services, consumer services, energy services, hardware, industrial materials and utilities segments assisted relative performance.  It is important to remember that the fund is managed within industry and individual equity percentage limitations but is not managed to match a particular benchmark industry group allocation.

A review of the sector and individual stock performance for the first half reflects the overall positive trend; however, several sectors and single holdings had small gains or losses.  Several industry groups that performed very well were also those with above average weighting for the Fund, including energy, capital goods, insurance and technology.

Energy, the best performing and second largest fund concentration, enhanced performance as a result of not only rising commodity prices but also outstanding corporate results announced by several holdings.  Conoco Phillips, Penn West Energy and Devon Energy all continued to report good results as new corporate strategy continues to be implemented at all three companies.  Penn West and Devon in particular are increasing exploration activity in North America as a result of either significant joint ventures or additional capital availability as a result of asset sales.  Canadian Oil Sands Trust, a new holding that we revisited after initial research five year ago, is beginning to attract attention because of the security and certainty of their bitumen assets, which we believe are undervalued meaningfully at current price levels.  All three insurance investments rose during the period, contributing to performance.  Delphi Financial Group, a long term fund holding, was sold as it reached a fair valuation range and several better opportunities presented themselves.  One of those was Aon Corp., a leading business broker with a new acquisition in employee benefits consulting that we believe represents excellent value with good upside.  Aon, along with existing holding Travelers Corp., have shown the ability to weather the recent economic turmoil and should show meaningful growth if the modest worldwide recovery continues.

Capital goods, another heavier weighted area, contributed as CAE, Deere & Company and Illinois Tool Work’s appreciation reflected corporate results that benefited from increased confidence of their corporate customers and building economic activity worldwide.  Deere and CAE in particular benefited from the strong trends in agriculture, aerospace and outsourcing that we believe are likely to continue.  Strong balance sheets have enabled them to thrive as opportunities present themselves.

Sectors which either generated smaller gains than the overall portfolio or incurred losses include consumer durables, office machinery, manufacturing, food beverage and tobacco, pharmaceuticals, software and services, and utilities.  Hanesbrands, the only consumer durable holding, contributed a single digit gain as input costs weighed on the stock, but company results continue to improve and we expect further gains.  Scientific Games Corp. was sold during the period as results mildly disappointed and the time frame for expected progress has been extended.  Johnson & Johnson, a long term fund holding, lagged the market considerably as some manufacturing quality issues surfaced over the last several quarters.  Despite these issues, we believe the company is undervalued and expect some relative performance rebound.  Corelogic, a software and service provider primarily to the institutional real estate and investment communities, became a new holding during the period and fell modestly from our initial entry point. We will likely add to the position over time as it appears undervalued for a market leader, generates substantial cash flow and pays a healthy dividend.  Fiserv, Microsoft and Oracle, the other holdings in the software and services group, all contributed with nice gains and all continue to display leadership in their particular product areas.  Among our two utility positions, Iberdrola S.A. recovered significantly from lows reached when concern over Spanish equities peaked last year; however, we decided to sell the position close to our cost and will monitor what we believe is still a company with excellent diversified assets.

Remaining industry groups which contributed gains for the six month period include potash mining, transportation, amusement and media, home centers, commercial banking, and technology hardware.  Potash Corp. of Saskatchewan rose over 20% as worldwide fertilizer demand continued to recover and supplies, influenced greatly by Potash Corp., remained tight. We realized some gains from our initial purchase 2-3 years ago as we trimmed the position.  Our two transportation oriented companies, Knightsbridge Tankers Ltd., and United Parcel Service rose under different circumstances. Knightsbridge continues to add to their commercial dry goods flight at advantageous prices, increasing the certainty of positive cash flow for the next several years with solid contracts.  UPS continues to benefit from the global economic recovery, particularly in the developing markets.

Live Nation, a previous portfolio holding, was repurchased at attractive levels as the impact of the Ticketmaster merger and signs of improvement in the concert business began to surface.  Walt Disney Co. continued to perform well as a result of increasing media spend in the strong network and modest recovery in the consumer and amusement park business.  The Disney balance sheet remains strong and should enable continued development of both new content products and gradual expansion of the park business.

Lowes Companies is beginning to show gradual improvement from not only the general economic contraction but the five year residential housing weakness.  The company has maintained positive earnings and cash flow during this period and the current stock price reflects virtually no anticipated future growth, a scenario we believe is too pessimistic.  Bank of New York Mellon has yet to see much earnings improvement from the financial crisis, but is profitable and has a solid balance sheet along with a business model concentrated in institutional security fee based businesses.  As world security markets rebound, earnings should increase which should lead to price upside.  Finally, technology hardware holdings Agilent, Dell and EMC Corp. all contributed nicely to the Fund performance for the period.  All three companies focus primarily on business and institutional markets, particularly Agilent and EMC, and corporate customers significantly increased spending in 2010 after modestly stepping up in late 2009 after the severe contraction in late 2008 and early 2009.  Dell and EMC in particular appear early in corporate cycles for their particular product and service offerings.

The recovery from the market bottoms in March of 2009 from highs in latter part of 2007 continued through March of 2011. Recently the market has been supported by both the “accommodative” monetary and fiscal policies of the US Federal Reserve Bank and the strong earnings recovery at the corporate level. Most broad indices have recovered to near the highs reached in late 2007.  Concorde’s high quality and multi-cap value style equities performed well during the period.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

Portfolio Holdings by Sector at March 31, 2011 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of March 31, 2011.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 10/1/10	Value – 3/31/11	Six Months Ended 3/31/11
Actual	$1,000.00	$1,159.60	$11.12
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.37

*
Expenses are equal to the FUND’s annualized expense ratio of 2.065%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period ended March 31, 2011).

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

March 31, 2011 (Unaudited)

	Shares or
	Principal	Fair	Percent of
	Amount	Value	Net Assets
COMMON STOCKS - 93.12%
AMUSEMENT & THEME PARKS
The Walt Disney Co.	7,500	$323,175	2.74%
BREAKFAST CEREAL MANUFACTURING
General Mills, Inc.	9,000	328,950	2.79
BREWERIES
Anheuser Busch InBev NV - ADR (b)	6,700	383,039	3.24
CLOTHING ACCESSORIES STORES
Hanesbrands, Inc. (a)	16,500	446,160	3.78
COMMERCIAL BANKING
Bank of New York Mellon Corp.	15,000	448,050	3.80
COMPUTER STORAGE DEVICE MANUFACTURING
EMC Corp. (a)	14,000	371,700	3.15
COMPUTER TERMINAL MANUFACTURING
Dell, Inc. (a)	20,000	290,200	2.46
CRUDE PETROLEUM & NATURAL GAS EXTRACTION
Canadian Oil Sands Ltd. (b)	13,000	437,190	3.70
Devon Energy Corp.	4,500	412,965	3.50
Penn West Petroleum Ltd. (b)	11,500	318,550	2.70
		1,168,705	9.90
DATA PROCESSING
Fiserv, Inc. (a)	8,500	533,120	4.52
DEEP SEA FREIGHT TRANSPORTATION
Knightsbridge Tankers Ltd. (b)	11,500	287,960	2.44
DIRECT LIFE INSURANCE CARRIERS
Aon Corp.	8,500	450,160	3.81
DIRECT PROPERTY & CASUALTY
INSURANCE CARRIERS
Travelers Companies, Inc.	9,000	535,320	4.54
FARM MACHINERY & EQUIPMENT MANUFACTURING
Deere & Co.	3,300	319,737	2.71
HOME CENTERS
Lowes Cos., Inc.	11,500	303,945	2.57
INSTRUMENT MANUFACTURING FOR MEASURING
Agilent Technologies, Inc. (a)	6,750	302,265	2.56
LOCAL MESSENGERS & LOCAL DELIVERY
United Parcel Service, Inc.	4,500	334,440	2.83

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2011 (Unaudited)

	Shares or
	Principal	Fair	Percent of
	Amount	Value	Net Assets
COMMON STOCKS (continued)
MEDICAL LABORATORIES
Quest Diagnostics	7,500	$432,900	3.67%
NUCLEAR ELECTRIC POWER GENERATION
Exelon Corp.	7,500	309,300	2.62
PACKAGING MACHINERY MANUFACTURING
Illinois Tool Works, Inc.	6,000	322,320	2.73
PETROLEUM REFINERIES
ConocoPhillips	7,250	578,985	4.91
PHARMACEUTICAL PREPARATION MANUFACTURING
Johnson & Johnson	8,000	474,000	4.02
POTASH, SODA, & BORATE MINERAL MINING
Potash Corp. Saskatchewan (b)	7,200	424,296	3.59
PROMOTERS OF PERFORMING ARTS, SPORTS
& SIMILAR EVENTS WITH FACILITIES
Live Nation Entertainment, Inc. (a)	15,000	150,000	1.27
RADIO & TELEVISION &
WIRELESS COMMUNICATION
CoreLogic, Inc.	15,000	277,500	2.35
SERVICE INDUSTRY MACHINERY MANUFACTURING
CAE, Inc. (b)	34,000	452,200	3.83
SOFTWARE PUBLISHERS
Microsoft Corp.	14,000	355,040	3.01
Oracle Corp.	11,600	387,092	3.28
		742,132	6.29
TOTAL COMMON STOCKS (Cost $7,359,360)		10,990,559	93.12

U.S. TREASURY OBLIGATIONS - 1.72%
U.S. Treasury Note, 1.50%, due 07/15/2012	$200,000	202,734	1.72
TOTAL U.S. TREASURY OBLIGATIONS (Cost $202,828)		202,734	1.72

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

March 31, 2011 (Unaudited)

	Shares or
	Principal	Fair	Percent of
	Amount	Value	Net Assets
SHORT-TERM INVESTMENTS - 5.56%
INVESTMENT COMPANIES
AIM STIT-STIC Prime Portfolio -
Institutional Class, 0.12% (c)	206,384	$206,384	1.75%
Fidelity Institutional Money Market
Portfolio - Select Class, 0.16% (c)	450,000	450,000	3.81
TOTAL SHORT-TERM INVESTMENTS (Cost $656,384)		656,384	5.56
Total Investments (Cost $8,218,572) - 100.40%		11,849,677	100.40
Liabilities in Excess of Other Assets - (0.40)%		(46,976)	(0.40)
TOTAL NET ASSETS - 100.00%		$11,802,701	100.00%

Notes:
ADR American Depository Receipt
(a)Presently non-income producing.
(b)Foreign issued security listed directly on a U.S. securities exchange.
(c)Rate shown is the 7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011 (Unaudited)

ASSETS
Investments in securities, at fair value (cost $8,218,572)	$11,849,677
Cash	2,073
Receivables
Dividends	5,927
Interest	726
Other assets	5,345
TOTAL ASSETS	11,863,748
LIABILITIES
Payable for fund shares redeemed	25,000
Investment advisory fee payable	8,906
Accrued expenses	27,141
TOTAL LIABILITIES	61,047
NET ASSETS	$11,802,701
Composition of Net Assets:
Net capital paid in on shares of capital stock	10,440,583
Accumulated net investment loss	(15,911)
Accumulated net realized loss	(2,253,076)
Net unrealized appreciation	3,631,105
NET ASSETS	$11,802,701
Capital shares outstanding	955,502

Net asset value, offering price and redemption price per share	$12.35

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

For the Six Month Period Ended March 31, 2011 (Unaudited)

Investment income
Dividends (net of foreign taxes withheld of $1,786)	$98,898
Interest	963
Total investment income	99,861
Expenses
Investment advisory fees (Note 4)	50,457
Administration fees	19,291
Fund accounting fees	12,760
Professional fees	12,133
Transfer agent fees	8,205
Printing, postage and delivery	7,056
Other expenses	2,194
Custodian fees	1,422
Directors fees	1,129
Federal and state registration fees	1,125
Total expenses	115,772
NET INVESTMENT LOSS	(15,911)
REALIZED LOSS AND UNREALIZED APPRECIATION FROM INVESTMENTS
Net realized gain on investments in securities	325,839
Net increase in unrealized appreciation on investments in securities	1,344,301
NET GAIN FROM INVESTMENTS	1,670,140
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,654,229

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	Sept. 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(15,911)	$(36,985)
Net realized gain (loss) on investments	325,839	(422,761)
Net change in unrealized appreciation of investments	1,344,301	1,216,999
Net increase in net assets resulting from operations	1,654,229	757,253
CAPITAL SHARE TRANSACTIONS — NET (Note 2)	(346,902)	(2,748,553)
Total increase (decrease) in net assets	1,307,327	(1,991,300)
NET ASSETS
Beginning of period	10,495,374	12,486,674
End of period (including accumulated net investment
income (loss) of ($15,911) and $0, respectively)	$11,802,701	$10,495,374

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,
	2011(2)	Year ended September 30,
	(Unaudited)	2010	2009	2008	2007	2006
PER SHARE DATA(1):
Net asset value, beginning of period	$10.65	$9.98	$12.74	$18.39	$17.94	$17.06
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.02)	0.01	0.04	0.09
Net realized and unrealized gain (loss)
on investments	1.72	0.70	(2.14)	(3.88)	1.93	1.71
Total income (loss) from
investment operations	1.70	0.67	(2.16)	(3.87)	1.97	1.80
Less distributions:
Distributions from
net investment income	—	—	—	—	(0.15)	—
Distributions from net realized gains	—	—	(0.60)	(1.78)	(1.37)	(0.92)
Total distributions	—	—	(0.60)	(1.78)	(1.52)	(0.92)
Net asset value, end of period	$12.35	$10.65	$9.98	$12.74	$18.39	$17.94
TOTAL RETURN	15.96%	6.71%	(16.40%)	(22.98%)	11.24%	11.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of period (in thousands)	$11,803	$10,495	$12,487	$14,115	$18,972	$17,886
Ratio of expenses to average net assets	2.07%	2.02%	2.00%	1.62%	1.60%	1.61%
Ratio of net investment income (loss)
to average net assets	(0.28%)	(0.32%)	(0.24%)	0.03%	0.20%	0.54%
Portfolio turnover rate	16%	33%	51%	34%	29%	31%

(1)Per share information has been calculated using the average number of shares outstanding.
(2)Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF SECURITIES

Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized, over the life of the respective securities.

OPTION WRITING

 When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains to its shareholders.  The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed investment income and capital gains.  Therefore, no federal income or excise tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2010, the Fund decreased accumulated net investment loss by $37,001, decreased undistributed net realized loss by $8 and decreased net capital paid in on shares of capital stock by $37,009.  These reclassifications have no effect on net assets, results of operations or net asset value per share.  The permanent differences primarily relate to re-classes of distributions. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders, which are determined in accordance of income tax regulations, are recorded on the ex-date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute substantially all of its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net assets values per share.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of March 31, 2011, open Federal tax years include the tax year ended September 30, 2008 through 2010.

EVENTS SUBSEQUENT TO THE FISCAL PERIOD END

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2011, through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 2 – Capital Share Transactions

As of March 31, 2011, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use.  As of March 31, 2011, capital paid-in aggregated $10,440,583.

Transactions in shares of capital stock for the year ended March 31, 2011 and September 30, 2010 were as follows:

	Six Months Ended
	March 31, 2011		Year Ended
	(Unaudited)		September 30, 2010
	Shares	Amount	Shares	Amount
Shares sold	2,084	$25,000	33,481	$350,419
Shares issued in reinvestment of dividends	—	—	—	—
	2,084	25,000	33,481	350,419
Shares redeemed	(31,923)	(371,902)	(299,387)	(3,098,972)
Net decrease	(29,839)	$(346,902)	(265,906)	$(2,748,553)

Note 3 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments and U.S. Government securities, were $1,476,745 and $2,181,072, respectively.  The cost of purchases and proceeds from sales of long-term U.S. Government securities were $202,997 and $100,569, respectively. The cost of purchases and proceeds from sales of short-term securities aggregated $2,111,033 and $1,856,752, respectively, for the six months ended March 31, 2011.

Note 4 – Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $50,457 for the six months ended March 31, 2011, of which $8,906 was payable at March 31, 2011.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 5 – Federal Tax Information

At September 30, 2010, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments (a)	$8,289,819
Gross tax unrealized appreciation	2,701,685
Gross tax unrealized depreciation	(464,053)
Net tax unrealized appreciation (depreciation)	$2,237,632
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains (losses)	$(2,529,743)
Total accumulated earnings (losses)	$(292,111)

(a)Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

At September 30, 2010, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $2,161,397, which may be carried over to offset future capital gains, of which $381,456 expires on September 30, 2017 and $1,779,941 expires on September 30, 2018.  Additionally, the Fund had a post-October capital loss of $368,346.  The post-October capital loss is treated as occurring on October 1, 2010 for tax purposes.

Note 6 – Summary of Fair Value Exposure

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.

The Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things; the last sale price on the securities exchange, if any, on which a security is primarily traded; the mean between the bid and asked prices; price quotations form an approved pricing service, and other factors as necessary to determine a fair value under certain circumstances.  The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 6 – Summary of Fair Value Exposure (continued)

Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.  All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

A variety of factors may be considered in determining the fair value of securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 6 – Summary of Fair Value Exposure (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities
Amusement & Theme Parks	$323,175	$—	$—	$323,175
Breakfast Cereal Manufacturing	328,950	—	—	328,950
Breweries	383,039	—	—	383,039
Clothing Accessories Stores	446,160	—	—	446,160
Commercial Banking	448,050	—	—	448,050
Computer Storage Device Manufacturing	371,700	—	—	371,700
Computer Terminal Manufacturing	290,200	—	—	290,200
Crude Petroleum & Natural Gas Extraction	1,168,705	—	—	1,168,705
Data Processing	533,120	—	—	533,120
Deep Sea Freight Transportation	287,960	—	—	287,960
Direct Life Insurance Carriers	450,160	—	—	450,160
Direct Property & Casualty Insurance Carriers	535,320	—	—	535,320
Farm Machinery & Equipment Manufacturing	319,737	—	—	319,737
Home Centers	303,945	—	—	303,945
Instrument Manufacturing for Measuring	302,265	—	—	302,265
Local Messengers & Local Delivery	334,440	—	—	334,440
Medical Laboratories	432,900	—	—	432,900
Nuclear Electric Power Generation	309,300	—	—	309,300
Packaging Machinery Manufacturing	322,320	—	—	322,320
Petroleum Refineries	578,985	—	—	578,985
Pharmaceutical Preparation Manufacturing	474,000	—	—	474,000
Potash, Soda, & Borate Mineral Mining	424,296	—	—	424,296
Promoters of Performing Arts, Sports
& Similar Events With Facilities	150,000	—	—	150,000
Radio & Television & Wireless Communication	277,500	—	—	277,500
Service Industry Machinery Manufacturing	452,200	—	—	452,200
Software Publishers	742,132	—	—	742,132
Total Equity Securities	10,990,559	—	—	10,990,559
U.S. Treasury Obligations	—	202,734	—	202,734
Short-Term Investments	656,384	—	—	656,384
Total Investments in Securities	$11,646,943	$202,734	$—	$11,849,677

Transfers between levels are recognized at the end of the reporting period.  There were no transfers of securities between levels during the reporting period.

BOARD APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

At its meeting held on November 19, 2010, the Board of Directors (the “Board”) of Concorde Funds, Inc. (the “Company”) including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) considered and then voted to re-approve the current investment advisory agreement (the “Advisory Agreement”) between Concorde Financial Corporation (the “Advisor”) and the Company, on behalf of the Concorde Value Fund (the “Fund”).  In connection with its re-approval of the Advisory Agreement, the Board reviewed and discussed the specific services provided by the Advisor.  The Board considered the following factors:

The Advisor:

1)   Provides daily investment management for the Concorde Value Fund.  In providing investment management, Concorde Financial Corporation will oversee the trading of securities and the rebalancing of the portfolio.
2)   Retains the services of the Fund’s Chief Compliance Officer and will make all reasonable efforts to insure that the Fund is in compliance with the securities laws.
3)        Provide responsive customer and shareholder servicing which consists of responding to shareholder inquiries received, including specific mutual fund account information, in addition to calls directed to the transfer agent call center.
4)   Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.
5)   Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, transfer agency and custodial services.

The Board also: (i) compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund, articulately on a risk-adjusted basis, warranted the continuation of the Advisory Agreement; (ii) compared the expense ratios of funds similar in asset size and investment objective to those of the Fund and concluded the expenses of the Fund were reasonable and warranted continuation of the Advisory Agreement; (iii) considered the fees charged by Concorde Financial Corporation to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fees of the Fund were reasonable and warranted continuation of the Advisory Agreement; and (iv) considered the profitability of Concorde Financial Corporation with respect to the Fund, and concluded that the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

The Board then discussed economies of scale and breakpoints and determined that the Fund, managed by Concorde Financial Corporation, has not yet grown in size, nor has the marketplace demonstrated significant rapid potential growth to any extent, that would warrant the imposition of breakpoints.

The Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds.  The Board used data from Lipper, as presented in the charts in the Board Materials, showing funds classified by Lipper as Multi-Cap Value Funds, similar in nature to the Concorde Value Fund.  The Board determined that the total expense ratio of the Fund falls within the range of the ratios of other funds in the Multi-Cap Value classification.  The Board also referenced Concorde Financial Corporation’s Form ADV and a copy of the current Investment Advisory Agreement.  They also referenced a Concorde Investment Management Fee and Service Agreement to compare fees charged by the Advisor to their other clients versus what they charge the Fund.  After further discussion and upon a motion duly made and seconded, the Directors, including a majority of Directors who are not “interested persons,” as defined by the 1940 Act, of the Corporation unanimously approved the Continuation of Investment Advisory Agreement.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS
Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2010 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

DIRECTORS AND OFFICERS
The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling (972) 701-5400.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, President

Date     June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date     June 2, 2011

By (Signature and Title)*        /s/Gary B. Wood
Gary B. Wood, Principal Financial Officer

Date     June 2, 2011

* Print the name and title of each signing officer under his or her signature.